Commitments and Contingent Liabilities (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Total borrowings	$ 1,100
Interest rate, description	This line of credit is unsecured and available subject to (i) the Company’s maintenance of a 30% ratio of total tangible shareholders’ equity to total tangible assets, and (ii) the total credit use being less than 70% of the Company’s and its subsidiaries’ receivables. Interest rates across this credit line varied from 0.3% to 2.3% as of December 31, 2021.
Purchase commitments	$ 63,561
Royalties percentage	2.50%
Maximum annual amount	$ 625
Royalty expense	$ 625	$ 625	$ 625
Number of banks	5
Total amount of primarily for its rented facilities	$ 1,907